Annual Fund Operating Expenses - Goldman Sachs ActiveBeta_R Emerging Markets Equity ETF - Goldman Sachs ActiveBeta_R Emerging Markets Equity ETF	Dec. 29, 2021
Operating Expenses:
Management Fee	0.40%
Distribution and Service (12b-1) Fee	none
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.51%
Expense Limitation	(0.06%)	[1]
Total Annual Fund Operating Expenses After Expense Limitation	0.45%

[1]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.05% of the Fund’s average daily net assets. This arrangement will remain in effect permanently. The Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.